Dreyfus Global Bond Fund, Inc.

SEMIANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND

-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                              8     Statement of Assets and Liabilities

                              9     Statement of Operations

                             10     Statement of Changes in Net Assets

                             11     Financial Highlights

                             12     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

               Dreyfus
Global Bond Fund, Inc.     The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Bond Fund, Inc., covering the six-month period from December 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Christine Downton.

Many regional economies showed marked improvement over the past six months after many of the world's central banks lowered key short-term interest rates to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro. These economic conditions produced mixed results for most global fixed-income markets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Global Bond Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Christine Downton, Portfolio Manager

How did Dreyfus Global Bond Fund, Inc.
perform relative to its benchmark?

For the six-month period ended May 31, 1999, Dreyfus Global Bond Fund, Inc. produced a total return of -1.24%.1 This compares with a total return of -3.62% for the Salomon Smith Barney World Government Bond Index (unhedged), the fund's benchmark, and 1.16% for the fully hedged version of that Index.2

We attribute the fund's performance to two factors. First, slowing economic growth in the European markets dampened the performance of our investments there. And second, in April and May, we maintained a slightly longer-than-average duration relative to the fund's benchmark. In an environment characterized by rising bond yields in the United States, our longer duration served to hinder the fund's overall performance.

What is the fund's investment approach?

The fund invests primarily in debt obligations of issuers located throughout the world. These debt obligations may include government bonds and notes, sovereign debt obligations, convertible securities, mortgage-related securities, municipal obligations, money market instruments and corporate bonds, debentures and notes.

The fund will generally invest in debt obligations issued by governments or corporations of at least three countries. We typically select foreign securities based on their real yields relative to other countries, the economic and financial markets of the countries in which the issuers are located, and the interest rate environment in those countries. We typically invest in developed countries' sovereign debt, and the average credit quality of the portfolio was AA as of June 30, 1999.

                                                                      The Fund 3

What other factors influenced the fund's performance?

During the first three months of the reporting period, the fund focused on investments in the European markets, particularly in Spain, Italy, Sweden and the Netherlands. Contrary to the expectations of most analysts and economists, the new euro currency began to decline in value against the strong U.S. dollar. As a result, we were able to purchase European bonds at lower prices than comparable U.S. bonds, thereby adding value to the portfolio. In April and May, the U.S. bond markets began to show signs of weakening, both absolutely and relative to the European markets by comparison. In response, we realized profits by selling some of our European holdings, and we redeployed those assets to dollar-related markets, which are markets whose currencies are closely linked to the U.S. dollar, such as Canada and Australia and, to a lesser degree, New Zealand.

Once we began shifting assets out of Europe and into the dollar-related markets, we also extended the portfolio's duration, which is a measure of its sensitivity to interest rates, from about six years to approximately eight years at the end of the reporting period. In comparison, the benchmark's average duration was 5.7 years at the end of the reporting period. In hindsight, we extended the portfolio's average duration a little too early. That's because as bond prices in the U.S. continued to drop in the months that followed, their yields -- which move in the opposite direction of prices -- rose. By maintaining a longer average duration, the portfolio experienced some decline in price.

Finally, we continued to avoid investments in Japan because we believed the Japanese market remained overvalued. Japanese authorities have begun to address their deep-seated economic problems, and companies there seem to be increasingly recognizing their need to restructure. However, we believe Japan still has a long road to recovery. As a result, we currently prefer to wait for more positive signs before we invest in Japanese bonds.

What is the fund's current strategy?

We are confident that our decision to gradually move out of European markets -- where we believe fair values have already been reached -- and back into dollar-related markets was a prudent one. Our longer-than-average duration was designed to position us appropriately in the market's current investment climate, especially if economic growth slows and interest rates begin to fall in key markets. As always, however, we remain prepared to re-allocate assets among the world's bond markets and change the portfolio's average duration as economic and market conditions continue to evolve.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund's returns would have been lower.
2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Salomon Smith Barney World
  Government Bond Index is a fixed-income index and is a market-capitalization-weighted benchmark that tracks the performance and covers debt issues of 18 government bond markets.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes--82.7%                             Amount ($)         Value ($)
--------------------------------------------------------------------------------
Banking--16.8%
AB Spintab,
  Bonds, 6%, 2009                                     232,239 a         243,050
Bayerische Landesbank Girozentrale,
  Notes, 6.625%, 2007                                 620,000           622,891
Eurofima,
  Medium-Term Notes, 5.625%, 2008                     232,239 a         248,355
European Investment Bank,
  Notes, 6.875%, 2009                                 590,000           614,234
International Bank of Reconstruction
  and Development,
  Notes, 6.375%, 2005                                 518,000           523,002
Sudwestdeutsche Landesbank Capital Markets,
  Gtd. Bonds, 6%, 2008                                455,000           443,791
Swedish Export Credit,
  Notes, 5.625%, 2005                                 643,303 a         676,955
                                                                      3,372,278
Foreign/Governmental--62.9%
Australia Government,
  Bonds, 7.5%, 2009                                   652,400 b         725,028
Canada Government Bonds,
  5.75%, 2029                                         151,217 c         157,735
Government of New Zealand Bonds:
  7%, 2009                                            694,267 d         731,758
  6%, 2011                                            162,317 d         157,369
Halifax,
  Ser. 17, Sr. Notes, 6%, 2008                        510,000           490,120
Kingdom of Sweden Notes:
  4%, 2008                                            464,479 a         505,377
  6.75%, 2014                                          34,836 a          41,169
Province of Ontario,
  Medium-Term Notes, 5%, 2009                         678,104 c         636,266
Province of Quebec,
  Ser. OS, Deb., 6%, 2029                             613,684 c         601,104
Netherlands Government Bonds,
  7.5%, 2010                                        2,538,477 e       3,244,139
New South Wales Treasury,
  Ser. 8, Notes, 8%, 2008                             456,680 b         507,551
Spain Government Deb.:
  5.15%, 2009                                       2,291,241 e       2,411,685
  6%, 2029                                          2,213,166 e       2,462,199
                                                                     12,671,500

--------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                        Amount ($)         Value ($)
--------------------------------------------------------------------------------
U.S. Government--3.0%
U.S. Treasury Bonds:
  5.25%, 2/15/2029                                    616,000           565,771
  7.25%, 5/15/2016                                     34,000            38,017
                                                                        603,788
Total Bonds and Notes
  (cost $17,697,550)                                                 16,647,566

--------------------------------------------------------------------------------

Short-Term Investments--9.0%
--------------------------------------------------------------------------------
Kingdom of Belgium Treasury Bills--1.6%
2.37%, 7/15/1999                                      320,628 e     319,563

U.S. Treasury Bills--7.4%
4.27%, 6/10/1999                                      251,000       250,628
4.37%, 6/24/1999                                      101,000       100,687
4.36%, 7/22/1999                                      887,000       881,119
4.39%, 7/29/1999                                      121,000       120,094
4.47%, 8/5/1999                                       141,000       139,873
                                                                  1,492,401

Total Short-Term Investments
  (cost $1,824,401)                                               1,811,964

--------------------------------------------------------------------------------
Total Investments (cost $19,521,951)                    91.7%    18,459,530

Cash and Receivables (Net)                               8.3%     1,670,580

Net Assets                                             100.0%    20,130,110

a Converted to U.S. Dollars from Swedish Krona.
b Converted to U.S. Dollars from Australian Dollars.
c Converted to U.S. Dollars from Canadian Dollars.
d Converted to U.S. Dollars from New Zealand Dollars.
e Converted to U.S. Dollars from Euros.
See notes to financial statements.

                                                                      The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                            Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                         19,521,951     18,459,530
Cash                                                                    141,661
Cash denominated in foreign currencies                 2,888,185      2,792,907
Net unrealized appreciation on forward currency
  exchange contracts--Note 4(a)                                         917,266
Receivable for forward currency exchange contracts closed               302,467
Interest receivable                                                     294,021
Receivable for shares of Common Stock subscribed                         79,637
Prepaid expenses and other assets                                        28,610
                                                                     23,016,099
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                               370
Due to Distributor                                                        4,351
Payable for investment securities purchased                           2,621,207
Payable for forward currency exchange contracts closed                  199,397
Payable for shares of Common Stock redeemed                               7,844
Accrued expenses                                                         52,820
                                                                      2,885,989
--------------------------------------------------------------------------------
Net Assets ($)                                                       20,130,110
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                      20,011,263
Accumulated distributions in excess of investment income--net          (498,179)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                         756,364
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (139,338)
--------------------------------------------------------------------------------
Net Assets                                                           20,130,110
--------------------------------------------------------------------------------
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)       1,592,708
Net Asset Value, offering and redemption price per share ($)              12.64

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($)
--------------------------------------------------------------------------------
Interest Income                                                       419,562
Expenses:
Management fee--Note 3(a)                                              65,507
Shareholder servicing costs--Note 3(b)                                 28,478
Legal fees                                                             18,142
Auditing fees                                                          13,174
Directors' fees and expenses--Note 3(c)                                13,084
Registration fees                                                      10,917
Custodian fees                                                          4,589
Prospectus and shareholders' reports                                    2,748
Loan commitment fees--Note 2                                               36
Miscellaneous                                                           7,357
Total Expenses                                                        164,032
Less--reduction in management fee due to undertaking--Note 3(a)       (38,217)
Net Expenses                                                          125,815
Investment Income--Net                                                293,747
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments and foreign currency
  transactions                                                        292,915
Net realized gain (loss) on forward currency exchange contracts       159,076
Net Realized Gain (Loss) 451,991
Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                    (1,029,159)
Net Realized and Unrealized Gain (Loss) on Investments               (577,168)
Net Decrease in Net Assets Resulting from Operations                 (283,421)

See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                               Six Months Ended      Year Ended
                                                   May 31, 1999    November 30,
                                                     (Unaudited)           1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                                  293,747         617,124
Net realized gain (loss) on investments                 451,991          74,188
Net unrealized appreciation (depreciation)
  on investments                                     (1,029,159)        694,741
Net Increase (Decrease) in Net Assets
  Resulting from Operations                            (283,421)      1,386,053
--------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                 (247,498)       (852,420)
Net realized gain on investments                       (335,579)       (115,181)
Total Dividends                                        (583,077)       (967,601)
--------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                         6,637,143       7,516,813
Dividends reinvested                                    504,599         840,782
Cost of shares redeemed                              (2,911,716)     (4,055,687)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                          4,230,026       4,301,908
Total Increase (Decrease) in Net Assets               3,363,528       4,720,360
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                  16,766,582      12,046,222
End of Period                                        20,130,110      16,766,582
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                             511,772         590,731
Shares issued for dividends reinvested                   38,865          66,344
Shares redeemed                                        (225,045)       (318,868)
Net Increase (Decrease) in Shares Outstanding           325,592         338,207

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------
                     Six Months Ended
                         May 31, 1999             Year Ended November 30,
                                          --------------------------------------
                           (Unaudited)    1998    1997     1996    1995    1994a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period           13.23    12.97   13.18    13.07   12.04   12.50
Investment Operations:
Investment income--net            .27      .56b    .65b     .77b    .85     .65
Net realized and unrealized
  gain (loss) on investments     (.70)     .63     .02      .55    1.06    (.54)
Total from Investment Operations (.43)    1.19     .67     1.32    1.91     .11
Distributions:
Dividends from investment
  income--net                    (.16)    (.81)   (.88)   (1.21)   (.88)   (.57)
Dividends from net realized gain
  on investments                   --     (.12)     --       --      --      --
Total Distributions              (.16)    (.93)   (.88)   (1.21)   (.88)   (.57)
Net asset value, end of period  12.64    13.23   12.97    13.18   13.07   12.04
--------------------------------------------------------------------------------
Total Investment Return (%)     (2.49)c   9.70    5.42    10.96   16.47    1.29c
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                     1.34c    1.35    1.35     1.34     .81      --
Ratio of net investment income
  to average net assets          3.14c    4.36    5.10     5.87    6.76    7.83c
--------------------------------------------------------------------------------
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager     .41c     .61     .75      .66    1.12    2.49c
Portfolio Turnover Rate        100.80d  222.22  274.83    81.34   20.46    4.16d
--------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                  20,130   16,767  12,046   10,779  16,480  15,275

a From March 18, 1994 (commencement of operations) to November 30, 1994. b Based on average shares outstanding.
c Annualized.
d Not annualized.
See notes to financial statements.

                                                                     The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Global Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to seek total return. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

As of May 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 589,211 shares of the fund.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indication as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding Treasury Bills, are carried at amortized cost, which approximates value.

Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,544 during the period ended May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are nor-

                                                                     The Fund 13
mally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

On May 28, 1999, the Board of Directors declared a cash dividend of $.027 per share from undistributed investment income-net, payable on June 1, 1999 (ex-dividend date), to shareholders of record as of the close of business on May 28, 1999.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BankLine of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from December 1, 1998 through May 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.35% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $38,217 during the period ended May 31, 1999.

(b) Under the Shareholder Services Plan, the fund pays the Distributor an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1999, the fund was charged $23,395 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $4,364 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1999, amounted to $19,809,951 and $16,129,472, respectively.

                                                                     The Fund 15

In addition, the following summarizes open forward currency exchange contracts at May 31, 1999:


                                            Foreign                                       Unrealized
                                           Currency                                     Appreciation
Forward Currency Exchange Contracts         Amounts     Proceeds($)     Value($)    (Depreciation)($)
-----------------------------------------------------------------------------------------------------
Sales:
Australian Dollars,
  expiring 6/16/99                        2,000,000       1,335,080    1,304,820              30,260
Canadian Dollars,
  expiring 6/16/99                          790,000         523,257      535,758             (12,501)
Euros, expiring 6/16/1999                 8,111,963       9,233,912    8,452,828             781,084
Japanese Yen,
  expiring 6/16/99                       62,000,000         541,248      510,694              30,554
New Zealand Dollars,
  expiring 6/16/99                        2,700,000       1,504,505    1,446,538              57,967
Swedish Krona,
  expiring 6/16/99                       12,965,000       1,601,848    1,506,653              95,195
Purchases:                                                 Cost ($)
British Pounds, expiring 6/16/99            177,000         288,706      283,328              (5,378)
Japanese Yen, expiring 6/16/99           69,600,000         633,210      573,295             (59,915)
Total                                                                                        917,266


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(b) At May 31, 1999, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $139,338 consisting of $1,122,077 gross unrealized appreciation and $1,261,415 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 17

For More Information

                     Dreyfus
                     Global Bond Fund, Inc.
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 1999, Dreyfus Service Corporation           098SA995